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                                                                   Exhibit 10.27

THIS CONVERTIBLE SUBORDINATED DEBENTURE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE ISSUER WILL REFUSE TO REGISTER ANY TRANSFER OF SUCH SECURITIES NOT MADE IN ACCORDANCE WITH THE SECURITIES ACT AND MAY REQUIRE, AS A CONDITION TO ANY REGISTRATION OF TRANSFER, AN OPINION OF COUNSEL, A CERTIFICATE OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT THE TRANSFER HAS BEEN MADE IN ACCORDANCE WITH THE SECURITIES ACT. THIS DEBENTURE CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH MAY ALLOW THE LENDER TO OBTAIN A JUDGMENT WITHOUT PROVIDING PRIOR NOTICE OR AN OPPORTUNITY TO BE HEARD.

                      CONVERTIBLE SUBORDINATED DEBENTURE

U.S. $100,000.00                                                   April 3, 2001

        FOR VALUE RECEIVED, the undersigned, STRATEGIC SOLUTIONS GROUP, INC., a Delaware corporation (the "Company"), promises to pay to the order of the holder of this Debenture named below (the "Holder"), the principal sum of ONE HUNDRED THOUSAND and No Hundredths UNITED STATES DOLLARS (U.S.$100,000), or so much as has been paid by the Holder pursuant to Section 2 below on April 2, 2005 (the "Maturity Date").

        1.     Interest.  Amounts outstanding under this Debenture will accrue
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interest at the rate of ten percent (10%) per annum until paid. Interest will be calculated on the basis of three hundred sixty (360) days per year for the actual number of days elapsed. The Company's interest calculations will control absent manifest error.

        2.     Payment. Unless previously paid as provided in Section 4 below,
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the entire unpaid principal amount hereof, together with all accrued and unpaid interest hereon, will be due and payable on the Maturity Date, at the address of the Holder stated below or at such other place as the Holder hereof may designate in writing to the Company. All payments hereunder received from the Company by the Holder will be applied first to interest to the extent then accrued and then to principal.

        3.     Conversion.
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               3.1    Conversion by the Holder. Subject to the terms and
                      ------------------------
conditions of this Section 3, the Holder will have the right, at its option at any time, to convert all or any portion of the principal amount of this Debenture (in increments of not less than $25,000) into the number of fully paid and nonassessable whole shares of the Company's common stock, par value $.0001 ("Common Stock") as is obtained by dividing the aggregate amount of unpaid principal balance by the conversion price of
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$0.10 per share, as such price is appropriately adjusted for events described in
Section 6 below (such price, or such price as last adjusted, being referred to herein as the "Conversion Price"). Such rights of conversion may be exercised by the Holder by giving written notice to the Company that the Holder elects to convert a stated amount of principal and/or interest into Common Stock and by surrender of this Debenture to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the Holder) at any time during its usual business hours, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation will involve a transfer, in which the certificate or certificates for shares of Common Stock are to be issued.

               3.2.    Issuance of Certificates; Time Conversion Effected.
                       --------------------------------------------------
Promptly after receipt by the Company of the written notice referred to in
Section 3.1 and surrender of this Debenture, the Company will issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct, subject to compliance with applicable laws to the extent such designation will involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of this Debenture. To the extent permitted by law, such conversion will be deemed to have been effected and the Conversion Price will be determined as of the close of business on the date on which the Company receives written notice and this Debenture has been surrendered as aforesaid, and at such time the rights of the Holder will cease (with respect to this Debenture), and the person or persons in whose name or names any certificate or certificates for the shares issuable upon conversion will be deemed to have become the holder or holders of record of the shares represented thereby.

               4.      Prepayment by the Company. The Company may redeem or
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prepay all or any portion of the then outstanding principal amount of this
Debenture then held by the Holder for an amount equal to: (i) one hundred twenty-five percent (125%) of the outstanding principal of the Debenture to be redeemed before the first anniversary of the date of this Debenture; (ii) one hundred fifty percent (150%) of the outstanding principal of the Debenture to be redeemed between the first and second anniversary of the date of this Debenture; and (iii) one hundred seventy-five percent (175%) of the outstanding principal of the Debenture to be redeemed between the second and third anniversary of the date of this Debenture. The Company shall provide the Holder with written notice ("Redemption Notice") of its intent to redeem or prepay any portion of the Debenture pursuant to this Section 4 at the address of the Holder stated below or at such other place as the Holder hereof may designate in writing to the Company. Within ten (10) days of the Holder's receipt of the Redemption Notice, the Holder may elect to convert that portion of the Debenture to be redeemed or prepaid by the Company into shares of Common Stock by providing the Company with proper notice in accordance with Section 3.1 above. If the Holder does not timely elect to convert that portion of the Debenture to be redeemed or repaid, the Holder will surrender this Debenture to the Company for redemption or repayment in accordance with the Redemption Notice.

               5.      Fractional Shares; Partial Conversion. No fractional
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shares will be issued upon conversion or exchange of this Debenture into Common
Stock and the number of shares to be issued will be rounded to the nearest whole share. In case of a partial conversion the Company will, upon

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such conversion, execute and deliver to the Holder a new debenture representing that portion of this Debenture that is not converted.

               6.      Adjustments to Conversion Price. The Conversion Price
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will be subject to adjustment from time to time as follows:

                6.1    Reorganization, Consolidation or Merger. If at any time
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there is a reorganization, consolidation or merger of the Company with or into another corporation or entity when the Company is not the surviving entity, or the transfer of all or substantially all of its properties or assets to any other person or entity under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the Company or such successor entity will execute a new Debenture which will contain provisions relating to the rights and obligations of the Holder and the Company after such reorganization, consolidation or merger that will have, as nearly as possible after such adjustment, the same effect as the provisions of this Debenture, including the provisions of this Debenture relating to the Conversion Price and the number and type of shares deliverable upon conversion or exchange. The Holder will have the right to convert such Debenture and, upon such conversion, to receive in lieu of each share of stock issuable upon the Conversion of this Debenture, the number and kind of shares of stock, other securities, money or other property receivable upon such reorganization, consolidation or merger by a holder of the number of shares into which this Debenture is convertible or exchangeable and the Conversion Price of this Debenture will be appropriately adjusted.

                6.2    Adjustments for Stock Dividends and Splits. In the event
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the Company should at any time or from time to time after the date hereof, fix a record date for a stock split, or subdivision of the outstanding shares of Common Stock (except in connection with a merger or sale of all or substantially all of its assets) or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents, then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price will be appropriately decreased so that the number of shares of Common Stock issuable upon conversion or exchange of this Debenture will be increased in proportion to the increase of outstanding shares resulting from such stock split, stock dividend, distribution or subdivision.

               6.3     Reverse Stock Splits. In the event the Company should at
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any time or from time to time after the date hereof, fix a record date for a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company (except in connection with the merger or sale of all or substantially all of its assets), then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the Conversion Price will be appropriately increased so that the number of shares issuable upon conversion or exchange of this Debenture will be decreased in proportion to the decrease of outstanding shares resulting from the reverse stock split or similar transaction.

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               6.4     Reclassification. In the event the Company should at any
                       ----------------
time or from time to time after the date hereof, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Debenture will thereafter be convertible or exchangeable into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares equal to the number of shares issuable upon conversion or exchange of this Debenture immediately prior to such reclassification.

               6.5.    Notice of Adjustment. Upon any adjustment of the
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Conversion Price, then and in each such case the Company will give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice will state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               7.      Stock to be Reserved. Until such time as this Debenture
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has been converted or exchanged into shares of Common Stock or paid in full, the
Company will reserve out of its authorized but unissued Common Stock a sufficient number of shares to permit the conversion or exchange of the entire outstanding principal amount of this Debenture. All shares of Common Stock issued upon conversion or exchange of this Debenture will be fully paid and nonassessable.

               8.      Issue and Transfer Tax. The issuance of certificates for
                       ----------------------
shares of Common Stock upon conversion or exchange of this Debenture will be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company will not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

               9.      Security. This Debenture is secured only by the general
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credit of the Company, and not by any mortgage, deed of trust or security interest in or upon any real or personal property.

               10.     Agreement to Subordinate. The Holder agrees that the
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payment of the principal and interest accrued on this Debenture is subordinate and junior in right of payment to (i) all prior secured borrowings or obligations of the Company, including any extension or renewal of such prior secured borrowings or obligations, (ii) any obligations of the Company under the Company's line of credit, including any subsequent draws made on such line of credit, and (iii) any purchase money mortgages, financing leases, conditional sales, or other financed purchases whether or not secured by a purchase money mortgage, now outstanding or made subsequently in the ordinary course of business. Upon the voluntary or involuntary dissolution of the Company, all indebtedness that is senior to this Debenture shall be paid in full before any payment may be made by the Company under this Debenture.

               11.     Governing Law and Jurisdiction. This Debenture will be
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governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of

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laws principles. The Company covenants and agrees that the courts of Delaware will have jurisdiction of any legal action or proceeding involving this Debenture.

               12.     Severability. In the event any provision (or any part of
                       ------------
any provision) contained in this Debenture is for any reason finally held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision (or remaining part of the affected provision) of this Debenture; but this Debenture will be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

                    [Signatures Appear on the Following Page]

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        EXECUTED as of the date first written above.

                                            STRATEGIC SOLUTIONS GROUP, INC.,
                                            A Delaware Corporation

                                            By:    /s/Ernest Wagner
                                                   -----------------------------
                                                   Ernest Wagner
                                                   President

Name of Holder:  THOMAS STONE

Address:       P.O. Box 2028
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               Blowing Rock, NC
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               28605
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               Attention:

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